UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  June 3, 2013

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COUPON EXPRESS, INC.

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(Exact name of Registrant as Specified in its Charter)

Nevada

0-20317

33-0912085

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(State or other jurisdiction

(Commission File

(I.R.S. Employer

of incorporation)

Number)

Identification No.)

303 Fifth Avenue

Room 206

New York, New York 10016

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(Address of principal executive

offices) (Zip Code)

(914) 371-2441

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Registrant’s telephone number,

including area code

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On June 3, 2013, Coupon Express, Inc., a Nevada corporation (the “Company”), issued an unsecured promissory note in the amount of $50,000 (“Note”) to a significant shareholder, NextLevel VIII, LLC (“NextLevel”), in exchange for $50,000 of cash advanced by NextLevel (the “Loan”) on June 4, 2013.  The Note is due September 1, 2013, and bears interest at the annual rate of five percent.

In connection with the Loan, the Company agreed in a Letter Agreement entered into with NextLevel dated June 3, 2013 (the “Letter Agreement”) to appoint an individual designated in the Letter Agreement by NextLevel to the Board of Directors of the Company, to enter into an agreement with an executive search firm identified in the Letter Agreement to conduct a search for a new Chief Executive Officer for the Company and to acknowledge and reimburse NextLevel for certain legal fees, currently in the aggregate amount of $227,108.78, incurred and to be incurred in connection with existing agreements between NextLevel and the Company.  Pursuant to the Letter Agreement, the foregoing amount of legal fees is payable as cash flow permits, but in any event not later than the earlier of December 31, 2013 or an “acquisition” of the Company (as defined in the Company’s Certificate of Incorporation).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required to be disclosed in this Item 2.03 is incorporated herein by reference from Item 1.01.

Item 8.01 Other Events

On May 23, 2013, the Company issued an unsecured promissory note in the amount of $11,000  to NextLevel in exchange for $1,000 of cash advanced by NextLevel on May 10, 2013 and $10,000 of cash advanced by NextLevel on May 23, 2013.  The Note is due August 21, 2013, and bears interest at the annual rate of five percent.

NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of Coupon Express, Inc. (the “Company”) to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, gross margin, expenses, earnings or losses from operations, synergies or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the rate of market development and acceptance of our products; the execution of our marketing plans; any statement concerning developments, performance or industry rankings relating to products or services; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; the difficulty of aligning expense levels with revenue changes; and other risks that are described from time to time in the Company’s periodic disclosure reports filed with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COUPON EXPRESS, INC.

/s/ Alan Schor

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Alan Schor

Interim Chief Executive Officer

Date: June 10, 2013